TRANSAMERICA SERIES TRUST
Supplement dated January 6, 2009 to the Prospectus dated May 1, 2008
Transamerica U.S. Government Securities VP
The following information supplements the section entitled “Principal Investment Strategies” for Transamerica U.S. Government Securities VP:
Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise.
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Transamerica Munder Net50 VP
The following amends the portfolio manager information under the section entitled “Management - Portfolio Managers” of the prospectus:
Jonathan R. Woodley is no longer a portfolio manager of Transamerica Munder Net50 VP.
Investors Should Retain this Supplement for Future Reference